Exhibit 99.1

Lightning eMotors and GigCapital3 Announce Closing of Business Combination

GigCapital3 will cease trading on the NYSE under the Symbol “GIK”, and Lightning eMotors to Trade on the NYSE Under the Symbol “ZEV”

LOVELAND, Colo. & PALO ALTO, Calif. – May 6, 2021 – Lightning eMotors, a leading provider of commercial electric vehicles for fleets, and GigCapital3, Inc. (“GigCapital3”), today announced that they are completing their previously announced business combination. The business combination was approved by GigCapital3 stockholders on April 21, 2021. This closing happens less than a year after GigCapital Global closed the GigCapital3 SPAC IPO on May 18, 2020.

The combined company has changed its name to Lightning eMotors, Inc. and its common stock and warrants will begin trading on the New York Stock Exchange under the new symbols “ZEV” and “ZEV.WS”, respectively, on May 7, 2021. Each existing GigCapital3 unit will separate into its components consisting of one share of common stock under the new symbol “ZEV” and three-quarters of one warrant under the new symbol “ZEV.WS” and, as a result, the GigCapital3 units will no longer trade as a separate security.

Advisors

BofA Securities, Inc. is serving as exclusive financial advisor, and King & Spalding LLP is serving as legal advisor to Lightning eMotors. Oppenheimer & Co. Inc., Nomura Securities International, Inc., and BofA Securities, Inc. are serving as joint placement agents on the equity and convertible financing, and Mayer Brown is serving as legal counsel to the placement agents. Oppenheimer & Co. Inc. and Nomura Greentech are serving as joint financial advisors to GigCapital3. DLA Piper LLP (US) is serving as legal advisor to GigCapital3. ICR, LLC is serving as communications advisor for Lightning eMotors.

About Lightning eMotors

Lightning eMotors has been providing specialized and sustainable fleet solutions since 2009, deploying complete zero-emission-vehicle (ZEV) solutions for commercial fleets since 2018 – including Class 3 cargo and passenger vans, Class 4 and 5 cargo vans and shuttle buses, Class 6 work trucks, school buses, Class 7 city buses, and Class A motor coaches. The Lightning eMotors team designs, engineers, customizes and manufactures zero-emission vehicles to support the wide array of fleet customer needs including school buses and ambulances, with a full suite of telematics, analytics and charging solutions to simplify the buying and ownership experience and maximize uptime and energy efficiency. To learn more, visit https://lightningemotors.com.

About GigCapital Global and GigCapital3, Inc.

GigCapital Global (“GigCapital”) is a Private-to-Public Equity (PPE) technology, media, and telecommunications (TMT) focused investment group led by an affiliated team of technology industry corporate executives and entrepreneurs, and TMT operational and strategic experts in the private and public markets, including substantial, success-proven M&A and IPO activities. The group deploys a unique Mentor-Investors™ methodology to partner with exceptional TMT companies, managed by dedicated and experienced entrepreneurs. GigCapital was launched in 2017 with the vision of becoming the lead franchise in incepting and developing TMT Private-to-Public Equity (PPE) companies. For more information, visit www.gigcapitalglobal.com or https://www.GigCapital3.com/.

GigCapital3, Inc. is one of GigCapital’s Private-to-Public Equity (PPE) companies.

“Private-to-Public Equity (PPE)” and “Mentor-Investor” are trademarks of GigFounders, LLC, used pursuant to agreement.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of GigCapital3 in light of their respective experience and perception of historical trends, current conditions and expected future developments as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting GigCapital3 or Lightning eMotors will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of Lightning eMotors to meet the NYSE listing standards, and that Lightning eMotors will have sufficient capital to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contacts

For GigCapital3:

Brian Ruby, ICR

Brian.ruby@icrinc.com

For Lightning eMotors:

Investors

InvestorRelations@lightningemotors.com

Media

PressRelations@lightningemotors.com